UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

Cellectar Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Campus Drive, Florham Park, NJ, 07932

(Address of Principal Executive Offices) (Zip Code)

(608) 441-8120

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On October 6, 2025, Cellectar Biosciences, Inc. (the “Company”) issued a press release announcing that after a scientific advice procedure, the Scientific Advice Working Party (“SAWP”) of the European Medicines Agency (“EMA”) advised that filing for a Conditional Marketing Authorization (“CMA”) for iopofosine I 131 as a treatment for post-Bruton Tyrosine Kinase inhibitor (“BTKi”) refractory patients with Waldenstrom macroglobulinemia (“WM”) could be acceptable for a CMA. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On October 6, 2025, the Company announced that after a scientific advice procedure, SAWP advised that filing for a CMA for iopofosine I 131 as a treatment for post- BTKi refractory patients with WM could be acceptable for a CMA. There is no guarantee of CMA approval; however, if iopofosine I 131 is granted a CMA, it could potentially begin to be commercially available in the 30 countries represented by the EMA as early as 2027.

The Company’s decision to file for CMA in Europe follows SAWP’s advice on the patient population for which iopofosine I 131 is acceptable for a CMA, particularly a discussion on a post BTKi patient population, consistent with the majority of the patients (>70%) enrolled in the CLOVER WaM Phase 2 study. The Company’s briefing document to the SAWP included iopofosine I 131’s safety database, CLOVER WaM clinical study results, subset analyses, and manufacturing information. It is not within the remit of the SAWP to determine whether the data shows the sufficiency of safety and efficacy for a CMA; however, the SAWP advised that iopofosine I 131 met the eligibility requirements for a CMA submission for the proposed patient population. As in the U.S., there remains a significant unmet medical need for the treatment of WM in Europe, where the condition affects an estimated 35,000 to 45,000 patients.

Although during the scientific advice procedure SAWP advised that filing a CMA for iopofosine I 131 as a treatment for post-BTKi refractory patients with WM could be acceptable, this feedback is not a guarantee of final CMA approval, and we do not know how the EMA will interpret the data and results from our clinical trials and other elements of our development program. The EMA may raise issues of, for example, safety, efficacy, study conduct, bias, deviation from the protocol, statistical power and analyses, patient demographics, patient completion rates, changes in scientific or medical parameters or internal inconsistencies in the data prior to making its final decision. There is no guarantee that the EMA will not require that we conduct one or more additional clinical trials or nonclinical studies to support potential CMA approval, or that iopofosine I 131 will receive any regulatory approvals in the EU. Scientific advice is legally non-binding with regard to any future CMA application and it is beyond the remit of the SAWP to determine whether the data shows sufficient safety and efficacy for a CMA. Companies which have been provided with positive scientific advice by SAWP have ultimately failed to obtain approval of a CMA or marketing authorization for their drugs.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated October 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: October 6, 2025	By:	/s/ Chad J. Kolean
Chad J. Kolean
Chief Financial Officer